Exhibit 24.2
POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Cornelis H. Verhagen, Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2008.

/s/ Cornelis H. Verhagen
Cornelis H. Verhagen
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Karen Alvarado, Director and Assistant Vice President of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2009.

/s/ Karen Alvarado
Karen Alvarado
Director and Assistant Vice President

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Peter P. Post, Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2008.

/s/ Peter P. Post
Peter P. Post
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald F. Mosher, Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 26th day of March, 2008.

/s/ Ronald F. Mosher
Ronald F. Mosher
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2008.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of March, 2008.

/s/ William Brown, Jr.
William Brown, Jr.
Director

POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, William L. Busler, Director of ML Life Insurance Company of New York, a New York corporation, do hereby appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of March, 2008.

/s/ William L. Busler
William L. Busler
Director